April 1, 2025
Pioneer Funds
Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information, as in effect and as may be amended from time to time, for:
Fund	Date of Prospectus
Pioneer Active Credit Fund	December 31, 2024
Pioneer AMT-Free Municipal Fund	April 1, 2024
Pioneer Bond Fund	November 1, 2024
Pioneer CAT Bond Fund	March 1, 2025
Pioneer Disciplined Value Fund	December 31, 2024
Pioneer Equity Premium Income Fund	March 1, 2025
Pioneer Floating Rate Fund	March 1, 2025
Pioneer Fundamental Growth Fund	August 1, 2024
Pioneer High Income Municipal Fund	December 31, 2024
Pioneer High Yield Fund	March 1, 2025
Pioneer International Equity Fund	March 28, 2025
Pioneer Multi-Asset Income Fund	December 1, 2024
Pioneer Securitized Income Fund	December 1, 2024 (as revised January 29, 2025)

Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Fund’s current investment adviser, has been combined with Victory Capital Holdings, Inc., the parent company of Victory Capital Management Inc. (“Victory Capital”) (the “Transaction”). All portfolio managers of Amundi US have become employees of Victory Capital.
In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) approved the reorganization of the Fund into a corresponding, newly-established series of Victory Portfolios IV advised by Victory Capital, subject to approval by the Fund’s shareholders. As of March 27, 2025, the Fund’s shareholders have not approved the reorganization and the meeting of shareholders has been adjourned. Although there is no assurance that shareholders of the Fund will approve the proposal to reorganize the Fund, proxies received to date have been highly in favor of the reorganization, and the Fund expects to receive a sufficient number of proxies to obtain shareholder approval and to complete the reorganization in the second quarter of 2025.
As a result of the Transaction, the Fund’s current investment advisory agreement with Amundi US has terminated automatically. The Board has approved an interim investment advisory agreement with Victory Capital (the “Interim Advisory Agreement”) which will be effective until the earlier of (i) the completion of the reorganization; or (ii) 150 days after April 1, 2025. The terms of the Interim Advisory Agreement (including fees) are substantially the same as the terms of the Fund’s investment advisory agreement with Amundi US. Investment advisory fees payable under the Interim Advisory Agreement will be held in escrow during the term of the Interim Advisory Agreement. As noted above, the Fund expects to receive a sufficient number of proxies to obtain shareholder approval and to complete the reorganization in the second quarter of 2025. In the event shareholders do not approve the Fund’s reorganization by August 29, 2025 (150 days from April 1, 2025), the Fund’s Board will consider other alternatives.
During the period when certain Pioneer Funds continue to solicit shareholder votes for their reorganizations, whereas other Funds have completed reorganizations into newly-established Victory Funds (“Victory Pioneer Funds”), the Pioneer Funds and Victory Pioneer Funds will be considered together for purposes of certain shareholder policies including the exchange privilege, rights of accumulation and letters of intent.
The foregoing disclosure is not intended to solicit a proxy from any Fund shareholder.
Shareholders recently received, by mail or email the Joint Proxy Statement/Prospectus dated February 7, 2025, relating to the reorganization. Shareholders are urged to read the Joint Proxy Statement/Prospectus carefully and in its entirety. The Joint Proxy Statement/Prospectus contains important information regarding the reorganization and the Victory Funds.
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©2025 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC